STEPSTONE GROUP REPORTS FOURTH QUARTER AND FISCAL YEAR 2024 RESULTS
NEW YORK, May 23, 2024 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended March 31, 2024. This represents results for the fourth quarter and fiscal year ended March 31, 2024. The Board of Directors of the Company has declared a quarterly cash dividend of $0.21 per share of Class A common stock, and a supplemental dividend of $0.15 per share of Class A common stock, both payable on June 28, 2024, to the holders of record as of the close of business on June 14, 2024.
StepStone issued a full detailed presentation of its fourth quarter and full fiscal year ended March 31, 2024 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Thursday, May 23, 2024 at 5:00 pm ET to discuss the Company’s results for the fourth quarter and fiscal year ended March 31, 2024. The webcast will be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company's website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register.vevent.com/register/BId5cd8066fd0940f4a3b8e418ecac260c. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory, data and administrative services to its clients. As of March 31, 2024, StepStone was responsible for approximately $678 billion of total capital, including $157 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 26, 2023, and in our annual report on Form 10-K to be filed with the SEC for the fiscal year ended March 31, 2024, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted management and advisory fees, net, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and net realized performance fees. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Year Ended March 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024	vs. FQ4'23	vs. FY'23
Financial Highlights
GAAP Results
Management and advisory fees, net	$132,573	$138,115	$142,123	$151,492	$153,410	$497,179	$585,140	16%	18%
Total revenues	172,374	178,011	191,422	(14,612)	356,810	(67,574)	711,631	107%	na
Total performance fees	39,801	39,896	49,299	(166,104)	203,400	(564,753)	126,491	411%	na
Net income (loss)	56,816	49,446	59,251	(23,419)	82,542	(45,275)	167,820	45%	na
Net income (loss) per share of Class A common stock:
Basic	$0.46	$0.34	$0.42	$(0.32)	$0.48	$(0.30)	$0.91	4%	na
Diluted	$0.46	$0.34	$0.42	$(0.32)	$0.48	$(0.30)	$0.91	4%	na
Weighted-average shares of Class A common stock:
Basic	62,805,788	62,834,818	62,858,468	64,068,952	64,194,859	61,884,671	63,489,135	2%	3%
Diluted	65,831,409	65,739,470	66,198,129	64,068,952	67,281,567	61,884,671	66,544,038	2%	8%
Quarterly dividend per share of Class A common stock(1)	$0.20	$0.20	$0.21	$0.21	$0.21	$0.80	$0.83	5%	4%
Supplemental dividend per share of Class A common stock(2)	$—	$0.25	$—	$—	$—	$—	$0.25	na	na
Accrued carried interest allocations	$1,227,173	$1,277,783	$1,331,778	$1,203,847	$1,354,051			10%

Non-GAAP Results(3)
Adjusted management and advisory fees, net(4)	$132,720	$138,301	$142,327	$151,943	$153,808	$497,326	$586,379	16%	18%
Adjusted revenues	152,940	152,780	149,800	185,123	177,357	641,970	665,060	16%	4%
Fee-related earnings (“FRE”)	37,796	44,402	43,827	50,664	50,900	156,158	189,793	35%	22%
FRE margin(5)	28%	32%	31%	33%	33%	31%	32%
Gross realized performance fees	20,220	14,479	7,473	33,180	23,549	144,644	78,681	16%	(46)%
Adjusted net income (“ANI”)	27,115	29,388	30,173	42,116	37,716	142,663	139,393	39%	(2)%
Adjusted weighted-average shares	114,765,635	114,673,696	115,118,060	115,232,927	115,512,301	114,618,105	115,134,473
ANI per share	$0.24	$0.26	$0.26	$0.37	$0.33	$1.24	$1.21	38%	(2)%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$138.4	$142.6	$145.8	$149.0	$156.6			13%
Assets under advisement (“AUA”)(6)	482.2	497.0	512.9	510.5	521.1			8%
Fee-earning AUM (“FEAUM”)	85.4	87.4	87.3	89.4	93.9			10%
Undeployed fee-earning capital (“UFEC”)	15.7	16.9	18.1	21.4	22.6			44%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal year 2023.
(3)Adjusted management and advisory fees, net, adjusted revenues, FRE, FRE margin, gross realized performance fees, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by adjusted management and advisory fees, net.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	As of March 31,
	2024	2023
Assets
Cash and cash equivalents	$143,430	$102,565
Restricted cash	718	955
Fees and accounts receivable	56,769	44,450
Due from affiliates	67,531	54,322
Investments:
Investments in funds	135,043	115,187
Accrued carried interest allocations	1,354,051	1,227,173
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	631,197	770,652
Deferred income tax assets	184,512	44,358
Lease right-of-use assets, net	97,763	101,130
Other assets and receivables	60,611	44,060
Intangibles, net	304,873	354,645
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	38,164	25,997
Investments, at fair value	131,858	30,595
Other assets	1,745	772
Total assets	$3,788,807	$3,497,403
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$127,417	$89,396
Accrued compensation and benefits	101,481	66,614
Accrued carried interest-related compensation	719,497	644,517
Legacy Greenspring accrued carried interest-related compensation(1)	484,154	617,994
Due to affiliates	212,918	205,424
Lease liabilities	119,739	121,224
Debt obligations	148,822	98,351
Liabilities of Consolidated Funds:
Other liabilities	1,645	566
Total liabilities	1,915,673	1,844,086
Redeemable non-controlling interests in Consolidated Funds	102,623	24,530
Redeemable non-controlling interests in subsidiaries	115,920	—
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 65,614,902 and 62,834,791 issued and outstanding as of March 31, 2024 and 2023, respectively	66	63
Class B common stock, $0.001 par value, 125,000,000 authorized; 45,030,959 and 46,420,141 issued and outstanding as of March 31, 2024 and 2023, respectively	45	46
Additional paid-in capital	310,293	610,567
Retained earnings	13,768	160,430
Accumulated other comprehensive income	304	461
Total StepStone Group Inc. stockholders’ equity	324,476	771,567
Non-controlling interests in subsidiaries	974,559	36,380
Non-controlling interests in legacy Greenspring entities(1)	147,042	152,658
Non-controlling interests in the Partnership	208,514	668,182
Total stockholders’ equity	1,654,591	1,628,787
Total liabilities and stockholders’ equity	$3,788,807	$3,497,403
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Consolidated Statements of Income (Loss)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
Revenues
Management and advisory fees, net	$153,410	$132,573	$585,140	$497,179
Performance fees:
Incentive fees	2,496	1,318	25,339	9,663
Carried interest allocations:
Realized	18,054	18,693	49,401	131,089
Unrealized	151,757	100,753	126,908	(253,342)
Total carried interest allocations	169,811	119,446	176,309	(122,253)
Legacy Greenspring carried interest allocations(1)	31,093	(80,963)	(75,157)	(452,163)
Total performance fees	203,400	39,801	126,491	(564,753)
Total revenues	356,810	172,374	711,631	(67,574)
Expenses
Compensation and benefits:
Cash-based compensation	74,411	69,990	292,962	252,180
Equity-based compensation	13,937	9,335	42,357	24,940
Performance fee-related compensation:
Realized	11,421	12,755	37,687	79,846
Unrealized	84,014	53,515	74,694	(119,039)
Total performance fee-related compensation	95,435	66,270	112,381	(39,193)
Legacy Greenspring performance fee-related compensation(1)	31,093	(80,963)	(75,157)	(452,163)
Total compensation and benefits	214,876	64,632	372,543	(214,236)
General, administrative and other	54,310	35,612	167,317	147,159
Total expenses	269,186	100,244	539,860	(67,077)
Other income (expense)
Investment income (loss)	3,337	2,964	7,452	(2,509)
Legacy Greenspring investment loss(1)	(33)	(11,148)	(9,087)	(44,075)
Investment income of Consolidated Funds	6,115	4,420	28,472	9,315
Interest income	1,429	853	3,664	1,921
Interest expense	(2,649)	(1,674)	(9,331)	(4,189)
Other income (loss)	(1,308)	(40)	2,455	(1,420)
Total other income (expense)	6,891	(4,625)	23,625	(40,957)
Income (loss) before income tax	94,515	67,505	195,396	(41,454)
Income tax expense	11,973	10,689	27,576	3,821
Net income (loss)	82,542	56,816	167,820	(45,275)
Less: Net income attributable to non-controlling interests in subsidiaries	4,443	9,358	37,240	35,194
Less: Net loss attributable to non-controlling interests in legacy Greenspring entities(1)	(33)	(11,148)	(9,087)	(44,075)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	37,279	28,420	59,956	(19,772)
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	4,248	1,385	15,838	1,776
Less: Net income attributable to redeemable non-controlling interests in subsidiaries	5,782	—	5,782	—
Net income (loss) attributable to StepStone Group Inc.	$30,823	$28,801	$58,091	$(18,398)
Net income (loss) per share of Class A common stock:
Basic	$0.48	$0.46	$0.91	$(0.30)
Diluted	$0.48	$0.46	$0.91	$(0.30)
Weighted-average shares of Class A common stock:
Basic	64,194,859	62,805,788	63,489,135	61,884,671
Diluted	67,281,567	65,831,409	66,544,038	61,884,671
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Adjusted Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net. We believe adjusted management and advisory fees, net is useful to investors because it removes the impact of consolidating the Consolidated Funds which we are required to consolidate under GAAP.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Focused commingled funds(1)(2)	$62,093	$67,119	$70,481	$78,633	$80,434	$227,068	$296,667
Separately managed accounts	54,033	55,744	56,431	55,838	55,945	210,187	223,958
Advisory and other services	15,546	14,101	13,740	16,069	16,147	56,244	60,057
Fund reimbursement revenues(1)	1,048	1,337	1,675	1,403	1,282	3,827	5,697
Adjusted management and advisory fees, net	$132,720	$138,301	$142,327	$151,943	$153,808	$497,326	$586,379
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees of $0.8 million for the three months ended March 31, 2024, $0.6 million for the three months ended December 31, 2023, and $1.4 million in fiscal 2024 from certain funds that are regulated as a business development company.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise adjusted management and advisory fees, net, adjusted incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Total revenues	$172,374	$178,011	$191,422	$(14,612)	$356,810	$(67,574)	$711,631
Unrealized carried interest allocations	(100,753)	(49,364)	(55,371)	129,584	(151,757)	253,342	(126,908)
Deferred incentive fees	209	—	942	—	1,450	3,892	2,392
Legacy Greenspring carried interest allocations	80,963	23,947	12,603	69,700	(31,093)	452,163	75,157
Management and advisory fee revenues for the Consolidated Funds(1)	147	186	204	451	398	147	1,239
Incentive fees for the Consolidated Funds(2)	—	—	—	—	1,549	—	1,549
Adjusted revenues	$152,940	$152,780	$149,800	$185,123	$177,357	$641,970	$665,060
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise adjusted management and advisory fees, net, adjusted incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises adjusted management and advisory fees, net, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
GAAP management and advisory fees, net	$132,573	$138,115	$142,123	$151,492	$153,410	$497,179	$585,140
Management and advisory fee revenues for the Consolidated Funds(1)	147	186	204	451	398	147	1,239
Adjusted management and advisory fees, net	$132,720	$138,301	$142,327	$151,943	$153,808	$497,326	$586,379

GAAP incentive fees	$1,318	$6	$4,946	$17,891	$2,496	$9,663	$25,339
Incentive fee revenues for the Consolidated Funds(2)	—	—	—	—	1,549	—	1,549
Adjusted incentive fees	$1,318	$6	$4,946	$17,891	$4,045	$9,663	$26,888

GAAP cash-based compensation	$69,990	$70,081	$74,851	$73,619	$74,411	$252,180	$292,962
Adjustments(3)	(653)	(531)	(574)	(574)	(461)	(2,604)	(2,140)
Adjusted cash-based compensation	$69,337	$69,550	$74,277	$73,045	$73,950	$249,576	$290,822

GAAP equity-based compensation	$9,335	$8,472	$5,916	$14,032	$13,937	$24,940	$42,357
Adjustments(4)	(8,274)	(7,171)	(4,644)	(12,610)	(12,210)	(21,914)	(36,635)
Adjusted equity-based compensation	$1,061	$1,301	$1,272	$1,422	$1,727	$3,026	$5,722

GAAP general, administrative and other	$35,612	$33,277	$31,729	$48,001	$54,310	$147,159	$167,317
Adjustments(5)	(11,086)	(10,229)	(8,778)	(21,189)	(27,079)	(58,593)	(67,275)
Adjusted general, administrative and other	$24,526	$23,048	$22,951	$26,812	$27,231	$88,566	$100,042

GAAP interest income	$853	$431	$977	$827	$1,429	$1,921	$3,664
Interest income earned by the Consolidated Funds(6)	(195)	(244)	(249)	(540)	(612)	(195)	(1,645)
Adjusted interest income	$658	$187	$728	$287	$817	$1,726	$2,019

GAAP other income (loss)	$(40)	$227	$(872)	$4,408	$(1,308)	$(1,420)	$2,455
Adjustments(7)	86	(376)	403	(4,301)	395	86	(3,879)
Adjusted other income (loss)	$46	$(149)	$(469)	$107	$(913)	$(1,334)	$(1,424)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(3)Reflects the removal of severance and compensation paid to certain employees as part of an acquisition earn-out.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(5)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters, loss on sale of subsidiary and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Income (loss) before income tax	$67,505	58,043	$66,980	$(24,142)	$94,515	$(41,454)	$195,396
Net income attributable to non-controlling interests in subsidiaries(1)	(10,151)	(10,540)	(10,321)	(15,537)	(12,822)	(39,054)	(49,220)
Net loss attributable to non-controlling interests in legacy Greenspring entities	11,148	2,866	3,966	2,222	33	44,075	9,087
Unrealized carried interest allocations	(100,753)	(49,364)	(55,371)	129,584	(151,757)	253,342	(126,908)
Unrealized performance fee-related compensation	53,515	24,211	28,712	(62,243)	84,014	(119,039)	74,694
Unrealized investment (income) loss	(2,207)	(2,529)	(1,657)	5,559	(2,280)	8,012	(907)
Impact of Consolidated Funds	(4,002)	(2,647)	(8,223)	(11,068)	(4,138)	(8,897)	(26,076)
Deferred incentive fees	209	—	942	—	1,450	3,892	2,392
Equity-based compensation(2)	8,274	7,171	4,644	12,610	12,210	21,914	36,635
Amortization of intangibles	10,870	10,661	10,661	10,661	10,423	43,481	42,406
Tax Receivable Agreements adjustments through earnings	(244)	—	—	222	90	(244)	312
Non-core items(3)	733	(50)	(1,500)	6,335	16,780	17,580	21,565
Pre-tax ANI	34,897	37,822	38,833	54,203	48,518	183,608	179,376
Income taxes(4)	(7,782)	(8,434)	(8,660)	(12,087)	(10,802)	(40,945)	(39,983)
ANI	27,115	29,388	30,173	42,116	37,716	142,663	139,393
Income taxes(4)	7,782	8,434	8,660	12,087	10,802	40,945	39,983
Realized carried interest allocations	(18,693)	(14,473)	(1,585)	(15,289)	(18,054)	(131,089)	(49,401)
Realized performance fee-related compensation(5)	12,755	9,102	1,720	15,444	11,421	79,846	37,687
Realized investment income	(757)	(557)	(1,423)	(3,508)	(1,057)	(5,503)	(6,545)
Adjusted incentive fees(6)	(1,318)	(6)	(4,946)	(17,891)	(4,045)	(9,663)	(26,888)
Deferred incentive fees	(209)	—	(942)	—	(1,450)	(3,892)	(2,392)
Adjusted interest income(6)	(658)	(187)	(728)	(287)	(817)	(1,726)	(2,019)
Interest expense	1,674	2,012	2,108	2,562	2,649	4,189	9,331
Adjusted other (income) loss(6)(7)	(46)	149	469	(107)	913	1,334	1,424
Net income attributable to non-controlling interests in subsidiaries(1)	10,151	10,540	10,321	15,537	12,822	39,054	49,220
FRE	$37,796	$44,402	$43,827	$50,664	$50,900	$156,158	$189,793
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
FRE attributable to non-controlling interests in subsidiaries	$9,843	$10,534	$9,463	$10,518	$11,559	$38,673	$42,074
Non fee-related earnings attributable to non-controlling interests in subsidiaries and profits interests	308	6	858	5,019	1,263	381	7,146
Net income attributable to non-controlling interests in subsidiaries	$10,151	$10,540	$10,321	$15,537	$12,822	$39,054	$49,220
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.

(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Transaction costs	$38	$37	$163	$670	$3,985	$6,853	$4,855
Lease remeasurement adjustments	—	—	—	(106)	—	(2,709)	(106)
Accelerated depreciation of leasehold improvements for changes in lease terms	631	631	631	631	—	1,472	1,893
Severance costs	73	—	—	—	—	293	—
(Gain) loss on change in fair value for contingent consideration obligation	(588)	(1,249)	(2,868)	9,054	12,280	9,361	17,217
Compensation paid to certain employees as part of an acquisition earn-out	579	531	574	574	515	2,310	2,194
Gain from negotiation of certain corporate matters	—	—	—	(5,300)	—	—	(5,300)
Loss on sale of subsidiary	—	—	—	812	—	—	812
Total non-core operating income and expenses	$733	$(50)	$(1,500)	$6,335	$16,780	$17,580	$21,565
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Year Ended March 31,
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Realized carried interest-related compensation	$2,358	$2,189	$—	$660	$910	$11,375	$3,759
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($(0.1) million for the three months ended March 31, 2024, $(0.2) million for the three months ended December 31, 2023 and $0.2 million for the three months ended March 31, 2023, and $(0.3) million and $0.2 million in fiscal 2024 and fiscal 2023, respectively), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters ($5.3 million for the three months ended December 31, 2023 and in fiscal 2024), and loss on sale of subsidiary ($0.8 million for the three months ended December 31, 2023 and in fiscal 2024).
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by adjusted management and advisory fees, net. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
FRE	$37,796	$44,402	$43,827	$50,664	$50,900	$156,158	$189,793
Adjusted management and advisory fees, net	132,720	138,301	142,327	151,943	153,808	497,326	586,379
FRE margin	28%	32%	31%	33%	33%	31%	32%

Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees, including the deferred portion. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross and net realized performance fees.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
Incentive fees	$1,318	$6	$4,946	$17,891	$2,496	$9,663	$25,339
Realized carried interest allocations	18,693	14,473	1,585	15,289	18,054	131,089	49,401
Unrealized carried interest allocations	100,753	49,364	55,371	(129,584)	151,757	(253,342)	126,908
Legacy Greenspring carried interest allocations	(80,963)	(23,947)	(12,603)	(69,700)	31,093	(452,163)	(75,157)
Total performance fees	39,801	39,896	49,299	(166,104)	203,400	(564,753)	126,491
Unrealized carried interest allocations	(100,753)	(49,364)	(55,371)	129,584	(151,757)	253,342	(126,908)
Legacy Greenspring carried interest allocations	80,963	23,947	12,603	69,700	(31,093)	452,163	75,157
Incentive fee revenues for the Consolidated Funds(1)	—	—	—	—	1,549	—	1,549
Deferred incentive fees	209	—	942	—	1,450	3,892	2,392
Gross realized performance fees	20,220	14,479	7,473	33,180	23,549	144,644	78,681
Realized performance fee-related compensation	(12,755)	(9,102)	(1,720)	(15,444)	(11,421)	(79,846)	(37,687)
Net realized performance fees	$7,465	$5,377	$5,753	$17,736	$12,128	$64,798	$40,994
_______________________________
(1)Reflects the add back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units and Class C units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Year Ended March 31,
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024
ANI	$27,115	$29,388	$30,173	$42,116	$37,716	$142,663	$139,393

Weighted-average shares of Class A common stock outstanding – Basic	62,805,788	62,834,818	62,858,468	64,068,952	64,194,859	61,884,671	63,489,135
Assumed vesting of RSUs	524,576	400,034	801,014	333,402	512,946	669,966	512,152
Assumed vesting and exchange of Class B2 units	2,501,045	2,504,618	2,538,647	2,553,899	2,573,762	2,475,501	2,542,751
Exchange of Class B units in the Partnership(1)	46,420,141	46,420,141	46,417,845	46,314,543	46,272,227	46,780,724	46,356,244
Exchange of Class C units in the Partnership(2)	2,514,085	2,514,085	2,502,086	1,962,131	1,958,507	2,807,243	2,234,191
Adjusted weighted-average shares	114,765,635	114,673,696	115,118,060	115,232,927	115,512,301	114,618,105	115,134,473

ANI per share	$0.24	$0.26	$0.26	$0.37	$0.33	$1.24	$1.21
_______________________________
(1)Assumes the full exchange of Class B units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement.
(2)Assumes the full exchange of Class C units in the Partnership for Class A common stock of SSG pursuant to the Class C Exchange Agreement.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Year Ended March 31,		Percentage Change
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	2023	2024	vs. FQ4'23
Separately Managed Accounts
Beginning balance	$53,420	$55,345	$56,645	$56,380	$56,660	$49,586	$55,345	6%
Contributions(1)	2,378	1,425	1,036	1,109	2,757	9,658	6,327	16%
Distributions(2)	(997)	(429)	(1,459)	(1,397)	(795)	(4,208)	(4,080)	(20)%
Market value, FX and other(4)	544	304	158	568	275	309	1,305	(49)%
Ending balance	$55,345	$56,645	$56,380	$56,660	$58,897	$55,345	$58,897	6%

Focused Commingled Funds
Beginning balance	$29,565	$30,086	$30,762	$30,905	$32,772	$25,587	$30,086	11%
Contributions(1)	713	796	992	1,898	2,429	5,509	6,115	241%
Distributions(2)	(308)	(252)	(988)	(274)	(327)	(1,162)	(1,841)	6%
Market value, FX and other(3)	116	132	139	243	87	152	601	(25)%
Ending balance	$30,086	$30,762	$30,905	$32,772	$34,961	$30,086	$34,961	16%

Total
Beginning balance	$82,985	$85,431	$87,407	$87,285	$89,432	$75,173	$85,431	8%
Contributions(1)	3,091	2,221	2,028	3,007	5,186	15,167	12,442	68%
Distributions(2)	(1,305)	(681)	(2,447)	(1,671)	(1,122)	(5,370)	(5,921)	(14)%
Market value, FX and other(3)	660	436	297	811	362	461	1,906	(45)%
Ending balance	$85,431	$87,407	$87,285	$89,432	$93,858	$85,431	$93,858	10%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	vs. FQ4'23
FEAUM
Private equity	$45,766	$46,539	$46,464	$48,258	$49,869	9%
Infrastructure	19,274	19,874	20,122	19,789	20,114	4%
Private debt	14,361	14,865	15,122	15,460	15,477	8%
Real estate	6,030	6,129	5,577	5,925	8,398	39%
Total	$85,431	$87,407	$87,285	$89,432	$93,858	10%

Separately managed accounts	$55,345	$56,645	$56,380	$56,660	$58,897	6%
Focused commingled funds	30,086	30,762	30,905	32,772	34,961	16%
Total	$85,431	$87,407	$87,285	$89,432	$93,858	10%

AUM(1)
Private equity	$71,611	$73,511	$76,031	$78,221	$81,942	14%
Infrastructure	27,285	28,521	28,678	28,307	30,003	10%
Private debt	26,592	27,099	27,520	27,782	28,491	7%
Real estate	12,891	13,469	13,612	14,646	16,201	26%
Total	$138,379	$142,600	$145,841	$148,956	$156,637	13%

Separately managed accounts	$82,243	$85,058	$85,387	$88,890	$93,938	14%
Focused commingled funds	43,062	44,389	46,266	45,508	48,545	13%
Advisory AUM	13,074	13,153	14,188	14,558	14,154	8%
Total	$138,379	$142,600	$145,841	$148,956	$156,637	13%

Advisory AUA
Private equity	$242,461	$251,880	$264,327	$266,246	$270,350	12%
Infrastructure	50,700	53,593	55,146	57,528	60,339	19%
Private debt	17,362	17,525	18,026	17,916	21,976	27%
Real estate	171,668	173,992	175,369	168,802	168,455	(2)%
Total	$482,191	$496,990	$512,868	$510,492	$521,120	8%

Total capital responsibility(2)	$620,570	$639,590	$658,709	$659,448	$677,757	9%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of March 31, 2024 reflects final data for the prior period (December 31, 2023), adjusted for net new client account activity through March 31, 2024. NAV data for underlying investments is as of December 31, 2023, as reported by underlying managers up to the business day occurring on or after 115 days following December 31, 2023. When NAV data is not available by the business day occurring on or after 115 days following December 31, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of March 31, 2024 reflects final data for the prior period (December 31, 2023), adjusted for net new client account activity through March 31, 2024. NAV data for underlying investments is as of December 31, 2023, as reported by underlying managers up to the business day occurring on or after 115 days following December 31, 2023. When NAV data is not available by the business day occurring on or after 115 days following December 31, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.
Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once this capital is invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.